Exhibit 32.2

CERTIFICATION PURSUANT TO 18 USC. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of India Globalization Capital, Inc. (the “Company”) for the year ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Claudia Grimaldi, Principal Financial Officer of the Company, certify, pursuant to 18 USC. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 14, 2021	By:	/s/ Claudia Grimaldi
Claudia Grimaldi Vice-president (Principal Financial Officer)